UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2015

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(905) 672-1900 (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2015, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended April 4, 2015. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2015, the shareowners of the Company approved an amendment to the Amended and Restated Cott Corporation Equity Incentive Plan (the “Equity Incentive Plan”) at the Company’s Annual and Special Meeting of Shareowners (the “Meeting”). The amendment to the Equity Incentive Plan and the material terms of the Equity Incentive Plan are described under the caption “Approval of Amendment to Amended and Restated Cott Corporation Equity Incentive Plan” beginning on page 65 of our Definitive Proxy Statement on Schedule 14A for the Meeting, filed on March 26, 2015 (the “Proxy Statement”), which description is incorporated herein by reference into this Item 5.02 as if fully set forth herein. The amendment to the Equity Incentive Plan is filed as Appendix B to the Proxy Statement and is incorporated herein by reference into this Item 5.02 as if fully set forth herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Meeting was held on Tuesday, May 5, 2015. As at the record date of March 16, 2015, 93,259,829 common shares were outstanding and entitled to notice of and to vote at the Meeting.

Election of Directors

At the Meeting, shareowners approved the election of Mark Benadiba, George A. Burnett, Jerry Fowden, David T. Gibbons, Stephen H. Halperin, Betty Jane Hess, Gregory R. Monahan, Mario Pilozzi, Andrew Prozes, Eric S. Rosenfeld and Graham W. Savage to serve for the ensuing year and until their respective successors are elected.

	For	Against	Withhold	Broker non-votes
Mark Benadiba	56,096,321	—	13,320,756	8,195,287

George A. Burnett	56,772,587	—	12,644,490	8,195,287

Jerry Fowden	69,098,222	—	318,855	8,195,287

David T. Gibbons	67,209,760	—	2,207,317	8,195,287

Stephen H. Halperin	61,638,931	—	7,778,146	8,195,287

Betty Jane Hess	56,374,009	—	13,043,068	8,195,287

Gregory R. Monahan	68,846,019	—	571,058	8,195,287

Mario Pilozzi	68,830,136	—	586,941	8,195,287

Andrew Prozes	55,934,394	—	13,482,683	8,195,287

Eric S. Rosenfeld	57,185,970	—	12,231,107	8,195,287

Graham W. Savage	67,488,133	—	1,928,944	8,195,287

Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Certified Public Accounting Firm

At the Meeting, shareowners approved the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered certified public accounting firm for its 2015 fiscal year.

For	Against	Withhold	Broker non-votes
76,904,549	619,414	37,067	—

Advisory Vote on Executive Compensation

At the Meeting, shareowners approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including Compensation Discussion and Analysis, compensation tables and narrative discussion.

For	Against	Withhold	Broker non-votes
65,965,482	2,063,398	1,336,449	8,195,701

Approval of Amendment to the Amended and Restated Cott Corporation Equity Incentive Plan

At the Meeting, shareowners approved an amendment to the Amended and Restated Cott Corporation Equity Incentive Plan.

For	Against	Withhold	Broker non-votes
55,841,096	13,569,277	—	8,201,991

Approval of Cott Corporation Employee Share Purchase Plan

At the Meeting, shareowners approved the Cott Corporation Employee Share Purchase Plan.

For	Against	Withhold	Broker non-votes
69,163,629	197,572	—	8,199,829

Item 8.01. Other Events

On May 6, 2015, the Company announced that the Board of Directors declared a dividend of $0.06 per common share, payable in cash on June 17, 2015 to shareowners of record at the close of business on June 5, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 7, 2015 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)
May 7, 2015
	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Cott Corporation, dated May 7, 2015 (furnished herewith).